                                                                    EXHIBIT 99.1

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1999-1

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Conseco Finance Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1999-1 Supplement dated as of September 1, 1999 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1999-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of April 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


 A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount


    (1)  The total amount of the distribution in respect of Class A
    Certificates, per $1,000 original certificate principal amount                                              4.63
                                                                                                           ---------
    (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original certificate
    principal amount                                                                                            4.63
                                                                                                           ---------
    (3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original certificate
    principal amount                                                                                            0.00
                                                                                                           ---------
 B) Class A Investor Charge Offs and Reimbursement of Charge Offs

    (1)  The amount of Class A Investor Charge Offs                                                             0.00
                                                                                                           ---------
    (2)  The amount of Class A Investor Charge Offs set forth in paragraph 1
    above, per $1,000 original certificate principal amount                                                     0.00
                                                                                                           ---------
    (3)  The total amount reimbursed in respect of Class A Investor Charge Offs                                 0.00
                                                                                                           ---------
    (4)  The amount set forth in paragraph 3 above, per $1,000 original
    certificate principal amount                                                                                0.00
                                                                                                           ---------
    (5)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount
    after giving effect to all transactions on such Distribution Date                                           0.00
                                                                                                           ---------
 C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

    (1)  The total amount of the distribution in respect of Class B
    Certificates, per $1,000 original certificate principal amount                                              4.89
                                                                                                           ---------
    (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original
    certificate principal amount                                                                                4.89
                                                                                                           ---------
    (3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 original
    certificate principal amount                                                                                0.00
                                                                                                           ---------


 D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested
    Amount

    (1)  The amount of reductions in Class B Invested Amount pursuant to clauses
    (c), (d), and (e) of the definition of Class B Invested Amount                                              0.00
                                                                                                           ---------
    (2)   The amount of reductions in the Class B Invested Amount set forth
    in paragraph 1 above, per $1,000 original certificate principal amount                                      0.00
                                                                                                           ---------
    (3)   The total amount reimbursed in respect of such reductions in the
    Class B Invested Amount                                                                                     0.00
                                                                                                           ---------
    (4)   The amount set forth in paragraph 3 above, per $1,000 original
    certificate principal amount                                                                                0.00
                                                                                                           ---------
    (5)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount
    after giving effect to all transactions on such Distribution Date                                           0.00
                                                                                                           ---------

                Conseco Finance Corporation, as Servicer

                By: /s/ Timothy R. Jacobson
                    -----------------------------------
                    Name:  Timothy R. Jacobson
                    Title: Vice President and Assistant Treasurer


RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                                      1,311,503,060.88
Removed Principal Receivables:                                                                         5,661,836.37
Additional Principal Receivables:                                                                     15,284,487.80
End of the Month Principal Receivables:                                                            1,282,943,401.51
End of the Month Total Receivables:                                                                1,282,943,401.51

Excess Funding / Prefunding Account Balance                                                          109,830,009.05
Aggregate Invested Amount (all Master Trust Series)                                                1,208,671,000.00

End of the Month Transferor Amount                                                                    33,418,532.31

DELINQUENCIES AND LOSSES ---
                                                                                           RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                               2,670,870.47
   61-90 Days Delinquent                                                                               1,404,243.97
   90+ Days Delinquent                                                                                 2,353,410.93

   Total 30+ Days Delinquent                                                                           6,428,525.37


Defaulted Accounts During the Month                                                                    1,918,730.83


INVESTED AMOUNTS ---

Class A Initial Invested Amount                                             605,500,000.00
Class B Initial Invested Amount                                              31,500,000.00
Class C Initial Invested Amount                                              40,250,000.00
Class D Initial Invested Amount                                              22,750,000.00
INITIAL INVESTED AMOUNT                                                                              700,000,000.00

Class A Adjusted Invested Amount                                            605,500,000.00
Class B Adjusted Invested Amount                                             31,500,000.00
Class C Adjusted Invested Amount                                             40,250,000.00
Class D Adjusted Invested Amount                                             95,954,103.12
ADJUSTED INVESTED AMOUNT                                                                             773,204,103.12

MONTHLY SERVICING FEE                                                                                    645,619.75

INVESTOR DEFAULT AMOUNT                                                                                1,066,367.13


SERIES 1999-1 INFORMATION

SERIES 1999-1 ALLOCATION PERCENTAGE                                                                          57.91%
SERIES 1999-1 ALLOCABLE FINANCE CHARGE                                                                 5,879,183.89
SERIES 1999-1 UNREIMBURSED CHARGE-OFFS                                                                         0.00
SERIES 1999-1 ALLOCABLE DEFAULTED AMOUNT                                                               1,111,230.09
SERIES 1999-1 MONTHLY FEES                                                                               645,619.75
SERIES 1999-1 ALLOCABLE PRINCIPAL COLLECTIONS                                                        131,464,842.79
SERIES 1999-1 REQUIRED TRANSFEROR AMOUNT                                                              30,928,164.12
FLOATING ALLOCATION PERCENTAGE                                                                               53.20%

INVESTOR FINANCE CHARGE COLLECTIONS                                                                    5,971,143.19
INVESTOR DEFAULT AMOUNT                                                                                1,066,367.13
PRINCIPAL ALLOCATION PERCENTAGE                                                                              53.20%
AVAILABLE PRINCIPAL COLLECTIONS                                                                      123,597,315.96

CLASS A FLOATING ALLOCATION                                                                                  41.58%
CLASS A REQUIRED AMOUNT                                                                                        0.00

CLASS B FLOATING ALLOCATION                                                                                   2.16%
CLASS B REQUIRED AMOUNT                                                                                       0.00%

CLASS C FLOATING ALLOCATION                                                                                   2.76%
CLASS D FLOATING ALLOCATION                                                                                   6.69%

TOTAL EXCESS SPREAD                                                                                    2,081,734.24


YIELD AND BASE RATE---

Base Rate (Current Month)                                                            5.90%
Base Rate (Prior Month)                                                              6.05%
Base Rate (Two Months Ago)                                                           6.40%
THREE MONTH AVERAGE BASE RATE                                                                                 6.12%

Series Adjusted Portfolio Yield (Current Month)                                      7.60%
Series Adjusted Portfolio Yield (Prior Month)                                        9.26%
Series Adjusted Portfolio Yield (Two Months Ago)                                     8.61%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                                 8.49%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                                 41.58%
   Class A Principal Collections                                             96,887,618.15

CLASS B PRINCIPAL PERCENTAGE                                                                                  2.16%
   Class B Principal Collections                                              5,040,396.32

CLASS C PRINCIPAL PERCENTAGE                                                                                  2.76%
   Class C Principal Collections                                              6,440,506.41

CLASS D PRINCIPAL PERCENTAGE                                                                                  6.69%
   Class D Principal Collections                                             15,228,795.08

AVAILABLE PRINCIPAL COLLECTIONS                                             123,597,315.96

REALLOCATED PRINCIPAL COLLECTIONS                                                                             $0.00

SERIES 1999-1 PRINCIPAL SHORTFALL                                                                             $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                             $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                                       $0.00
Deficit Controlled Accumulation Amount                                               $0.00
CONTROLLED DEPOSIT AMOUNT                                                                                     $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                             $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                                     $124,663,683.10
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                                  $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                            $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                                  $0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                                  $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                       $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                                        $0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                                        $0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                                        $0.00


                          Conseco Finance Corporation, as Servicer

                          By: /s/ Timothy R. Jacobson
                              ------------------------------------
                              Name:   Timothy R. Jacobson
                              Title:  Vice President and Assistant Treasurer